UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 12, 2010

STURM, RUGER & COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 12, 2010, the Board of Directors of the Company adopted the form of the Company's Amended and Restated 2007 Stock Incentive Plan (the "Plan").  In addition to the changes previously approved on April 28, 2010 (see Exhibit 99.3 to the Company's Current Report on Form 8-K filed with the SEC on April 30, 2010), Section 10 of the Plan (which provided for the grant of stock option awards to new, non-employee directors) was deleted in its entirety.

The full text of the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and qualifies this disclosure in its entirety.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Amended and Restated 2007 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	/s/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer, Vice President, Treasurer and Chief Financial Officer

Dated:  July 14, 2010